UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 07, 2025

MasterCraft Boat Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37502	06-1571747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cherokee Cove Drive
Vonore, Tennessee		37885
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 423 884-2221

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCFT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Leadership Transition

On April 7, 2025, Timothy M. Oxley, Chief Financial Officer (“CFO”) of MasterCraft Boat Holdings, Inc. (the “Company”) announced his resignation as CFO, effective June 30, 2025 (the “CFO Resignation Date”), and retirement from the Company, effective December 31, 2025 (the “Retirement Date”), pursuant to a Retirement and Transition Agreement as summarized below. Scott Kent, Vice President of Finance, will succeed Mr. Oxley as CFO, effective July 1, 2025.

Mr. Kent has served as Vice President of Finance for the Company since 2018, leading the finance function, including accounting, financial planning and analysis, financial reporting, and treasury. Throughout his tenure, he has also helped lead operational and strategic advancements across the business. Prior to joining the Company, Mr. Kent served as Chief Financial Officer at Brunswick Boat Group and Recreational Boat Group, as well as various positions of increasing responsibility throughout his 33 years of professional experience, including 28 years of direct marine industry experience. Mr. Kent earned a Bachelor of Science in Accounting from Milligan College and was formerly a Certified Public Accountant.

Oxley’s Retirement Agreement

As noted above, in connection with Mr. Oxley’s retirement, the Company and Mr. Oxley entered into a Retirement and Transition Agreement, dated April 7, 2025 (the “Retirement and Transition Agreement”), pursuant to which Mr. Oxley will resign from his position as CFO, effective June 30, 2025, and will remain employed as a Special Advisor of the Company until the Retirement Date (the “Transition Period”). During the Transition Period, Mr. Oxley will be tasked with providing financial and strategic advice and support to ensure a smooth transition, advising on historical matters and such other activities as may be requested from time to time by the Board of Directors (the “Board”). During the Transition Period, Mr. Oxley will be entitled to the following: (i) continuation of his base salary in effect prior to the CFO Resignation Date ($392,600 per annum) through the end of the Transition Period; (ii) a one-time grant of restricted stock units with a fair market value on the date of grant equal to $200,000, vesting on June 30, 2026; (iii) all outstanding equity incentive awards shall fully vest as of the Retirement Date, except those that are subject to performance metrics, which will vest through the final vesting date of such awards; and (iv) continuation of certain other benefits through the end of the Transition Period. Additionally, to further ensure a smooth transition, Mr. Oxley will serve as an outside consultant to the Company from January 1, 2026 until such time as he and the Company agree in writing. The Retirement and Transition Agreement also contains customary general release of claims and various restrictive covenants, including non-competition, non-solicitation and confidentiality. The foregoing summary of the Retirement and Transition Agreement is not complete and is subject to, qualified in its entirety by, and should be read in conjunction with, the full text of the Retirement and Transition Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Mr. Oxley’s retirement was not a result of any disagreement with the Company on any matters related to its operations, policies or practices.

Kent’s Offer Letter

In connection with Mr. Kent’s appointment as Chief Financial Officer, the Company provided an offer letter, dated as of March 31, 2025, which provides for the following key compensation and benefits:

•
annual base salary of $310,000;
•
eligibility for an annual cash bonus under the Company’s short-term incentive plan (“STIP”) with a target award equal to 60% of base salary, based upon annual performance targets established by the Board (or the Compensation Committee thereof);
•
eligibility for an annual long-term incentive award under the Company’s long-term incentive plan (“LTIP”) with a target award equal to 70% of base salary;
•
a bonus consisting of a one-time grant of restricted stock units (“RSUs”) under the LTIP with a fair market value on the date of grant equal to $100,000. The RSUs will vest on the second anniversary of the grant date, subject to Mr. Kent’s continued employment with the Company through each vesting date;

Mr. Kent will also enter into the Company’s standard form of indemnification agreement for directors and officers, a form of which was previously filed by the Company as Exhibit 10.9 to the Company’s Registration Statement on Form S-1/A on July 7, 2015.

There are no arrangements or understandings between Mr. Kent and any other persons pursuant to which he was elected as an officer of the Company. There are also no family relationships between Mr. Kent and any director or executive officer of the Company. Mr. Kent has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing summary of the Offer Letter is not complete and is subject to, qualified in its entirety by, and should be read in conjunction with, the full text of the Offer Letter, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On April 7, 2025, the Company issued a press release announcing Mr. Oxley’s retirement and Mr. Kent’s appointment as Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 hereto. This information is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished as part of this report:

Exhibit No.	Description
10.1	Retirement and Transition Agreement, dated April 7, 2025
10.2	Offer Letter, dated March 31, 2025
99.1	Press Release, dated April 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASTERCRAFT BOAT HOLDINGS, INC.

Date:	April 7, 2025	By:	/s/ TIMOTHY M. OXLEY
Timothy M. Oxley Chief Financial Officer, Treasurer and Secretary